             CONSENT, WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT


         This Consent, Waiver and Amendment No. 1 to Credit Agreement (this "Agreement") dated as of September 18, 2002 is made by and among JARDEN CORPORATION (successor by name change to Alltrista Corporation), a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.


                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 24, 2002 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower various revolving credit and term loan facilities, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Facility Guaranty pursuant to which it has guaranteed certain or all of the obligations of certain or all of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to acquire the business of Diamond Brands Operating Corp. (the "Target") through a stock and asset purchase after the consummation of which all of the assets of the Target will be owned by one or more existing, acquired or created Subsidiaries of the Borrower, each of which shall be wholly-owned (directly or indirectly) by the Borrower (collectively, such transaction is referred to herein as the "Proposed Acquisition"), which Proposed Acquisition requires consent under the terms of the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive the application of certain provisions of the Credit Agreement to permit the Proposed Acquisition, as set forth below, and the Administrative Agent and the Required Lenders signatory hereto are willing to effect such a waiver on the terms and conditions contained in this Agreement; and

         WHEREAS, the Borrower has further advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Required Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) The following new definition is hereby added to Article I in the proper alphabetical order:

               "Available Repurchase Amount" means, at any time of measurement thereof, (a) $10,000,000, minus (b) the aggregate amount of Bond Repurchases (as defined in Section 7.19) made during the then-current fiscal year of the Borrower pursuant to part (y) of the proviso to
         Section 7.19, minus (c) the aggregate amount of Restricted Payments made pursuant to Section 7.07(c) during the then-current fiscal year of the Borrower.

         (b) Section 7.07(c) is hereby deleted in its entirety and replaced with the following:


                    (c) the Borrower may repurchase shares of its own stock at any time so long as both immediately before and after the making of any such repurchase, and pro forma for each such stock repurchase, (i) the Available Repurchase Amount is not less than $0, (ii) the Total Leverage Ratio is less than or equal to 1.75 to 1.00, (iii) the excess of the Aggregate Revolving Credit Commitments over the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall equal or exceed $25,000,000, and (iv) no Default or Event of Default shall have occurred and be continuing.

         (c) The proviso to Section 7.19 is hereby deleted in its entirety and replaced with the following:

               provided that (x) to the extent the issuance of the Exchange Notes in accordance with the terms of the Subordinated Indenture would otherwise violate any part of Section 7.19(a) or (b) above, such issuance of the Exchange Notes in accordance with the terms of the Subordinated Indenture is expressly permitted, and (y) at any time the Borrower may prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof (each such event a "Bond Repurchase") a principal amount of Subordinated Indebtedness so long as both immediately before and after the making of any such Bond Repurchase, and pro forma for each such Bond Repurchase, (i) the Available Repurchase Amount is not less than $0, (ii) the Total Leverage Ratio is less than or equal to 1.75 to 1.00, (iii) the excess of the Aggregate Revolving Credit Commitments over the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations shall equal or exceed $25,000,000, and (iv) no Default or Event of Default shall have occurred and be continuing.

         2.    Consent and Waiver.

         (a) The Administrative Agent and the Lenders signatory hereto, by their execution and delivery of this Agreement, hereby consent to the Borrower, either directly or through one or more Guarantors, consummating the Proposed Acquisition, and waive any Default or Event of Default under the Credit Agreement that would otherwise occur as a result of the Proposed Acquisition, including without limitation as a result of the violation of Section 7.14 of the Credit Agreement, provided that the portion of the Cost of Acquisition to be paid other than with the capital stock, warrants or options to acquire capital stock of the Borrower or any Subsidiary shall not exceed:

               (i) $98,000,000 with respect to the initial offer made for the Proposed Acquisition, to be made on or about September 19, 2002 (such date of the initial offer, the "Initial Bid Date"); and

               (ii) for any subsequent offer made for the Proposed Acquisition on any date after the Initial Bid Date (any such date, a "Subsequent Bid Date"), the sum of (x) $98,000,000 and (y) the Excess Cash Amount (as defined below).

For purposes of this Section 2(a), the "Excess Cash Amount," on any Subsequent Bid Date on which such amount is calculated, equals (A) cash on the balance sheet of the Borrower on the Subsequent Bid Date, net of the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations on the Subsequent Bid Date, MINUS (B) cash on the balance sheet of the Borrower on the Initial Bid Date, net of the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations on the Initial Bid Date; provided that notwithstanding the foregoing, in the event that the cash on the balance sheet of the Target is less than $15,500,000 on the Subsequent Bid Date, or on the most recent date prior to the Subsequent Bid Date for which such information is available, the Excess Cash Amount shall equal $0.

         (b) The Administrative Agent and the Lenders signatory hereto, by their execution and delivery of this Agreement, hereby waive any Default or Event of Default under the Credit Agreement that results from the calculations of the financial covenants as of and for the period ended June 30, 2002, as (i) reported and certified in that certain Compliance Certificate delivered with respect to such period in accordance with Section 6.02(b) of the Credit Agreement, and (ii) corrected and disclosed to the Lenders on or prior to the date hereof.

         3. Conditions Precedent. The effectiveness of this Agreement, and the amendments to the Credit Agreement provided in Section 1 hereof and the consent and waiver provided for in Section 2 hereof, are all subject to the satisfaction of each the following conditions precedent:

               (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                     (i) thirteen (13) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders;

                     (ii) pro forma historical financial statements as of the end of the most recently completed fiscal year of the Borrower and most recent interim fiscal quarter giving effect to the Proposed Acquisition;

                     (iii) a certificate substantially in the form of Exhibit D to the Credit Agreement prepared on a historical pro forma basis as of the date of the Audited Financial Statements or, if later, as of the most recent date for which financial statements have been furnished pursuant to Section 6.01(b) of the Credit Agreement giving effect to the Proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to the Proposed Acquisition;

                     (iv) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require;

               (b) Notwithstanding the 30-day time limit provided therein, and notwithstanding any limitation or waiver of the requirements thereof that might otherwise be determined to result from the terms of this Agreement, substantially simultaneously with the consummation of the Proposed Acquisition the Borrower shall have complied, and shall have caused each of its Subsidiaries (determined after giving effect to the Proposed Acquisition) to comply, fully with the requirements of
         Section 6.14 of the Credit Agreement, including with respect to any new assets acquired in the Proposed Acquisition;

               (c) All fees and expenses payable to the Administrative Agent and the Lenders (including the reasonable fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

         4. Consent the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement and the consent and waiver set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

         5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

               (a)   The representations and warranties made by the Borrowers in
         Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

               (b) There has been no occurrence of any event or events which could reasonably be expected to have a Material Adverse Effect since the date of the most recent financial reports of the Borrowers delivered pursuant to Section 4.01(a)(ix) or Section 6.01 of the Credit Agreement, as applicable;

               (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date as a result of any merger, acquisition or other reorganization, and each such Person has executed and delivered a Guaranty; and

               (d) No Default or Event of Default has occurred and is continuing.

         6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         11. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided, however, that neither any Borrower nor any Guarantor, may assign any rights, powers, duties or obligations hereunder without complying with the requirements for such an action contained in the Credit Agreement.

         13. Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

         14. Authorization of Agent by Required Lenders. By its execution and delivery hereof, each Lender signatory hereto hereby authorizes the Administrative Agent, upon receipt of the signature pages hereto from the Required Lenders, to modify this Agreement in Section 2(a) only to refer to the purchase price submitted by the Borrower in connection with the Proposed Acquisition which complies with the terms of Section 2(a) herein and to delete the proviso now appearing therein, and to execute and deliver this Agreement as so modified on its behalf to the Borrower for its use in submitting its purchase price for the Proposed Acquisition.


                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Consent, Waiver and Amendment No. 1 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                    BORROWER:
                                    --------

                                    JARDEN CORPORATION (successor by name change
                                       to Alltrista Corporation)

                                    By: /s/ Desiree DeStefano
                                       ----------------------
                                    Name:  Desiree DeStefano
                                    Title: Vice President














                                Signature Page 1

                                    GUARANTORS:
                                    ----------

                                    HEARTHMARK, INC., an Indiana corporation
                                    ALLTRISTA PLASTICS CORPORATION, an Indiana
                                      corporation
                                    ALLTRISTA NEWCO CORPORATION, an  Indiana
                                      corporation
                                    UNIMARK PLASTICS, INC., a Pennsylvania
                                      corporation
                                    TRIENDA CORPORATION (f/k/a TRIENDA NEWCO,
                                      INC.), a Indiana corporation
                                    TILIA, INC. (successor by name change to
                                      Alltrista Acquisition I, Inc.), a
                                      Delaware corporation
                                    TILIA DIRECT, INC. (successor by name change
                                      to Alltrista Acquisition II, Inc.), a
                                      Delaware corporation
                                    TILIA INTERNATIONAL, INC. (successor by name
                                      change to Alltrista Acquisition III,
                                      Inc.), a Delaware corporation


                                    By: /s/ Desiree DeStefano
                                       ----------------------
                                    Name:  Desiree DeStefano
                                    Title: Vice President


                                    ALLTRISTA ZINC PRODUCTS, L.P., an Indiana
                                    limited partnership
                                    By: Alltrista Newco Corporation, a Indiana
                                        corporation, its general partner

                                    By: /s/ Desiree DeStefano
                                      -----------------------
                                    Name:  Desiree DeStefano
                                    Title: Vice President


                                    QUOIN CORPORATION, a Delaware corporation



                                    By: /s/ Ian G. H. Ashken
                                       --------------------
                                    Name:  Ian G. H. Ashken
                                    Title: Treasurer


                                Signature Page 2

                                  ADMINISTRATIVE AGENT:
                                  --------------------

                                  BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT


                                  By: /s/ Igor Suica
                                     -------------------------------------------
                                  Name: Igor Suica
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------





                                Signature Page 3

                                  LENDERS:
                                  -------

                                  BANK OF AMERICA, N.A., as a Lender, L/C Issuer
                                     and Swing Line Lender


                                  By:  /s/ Igor Suica
                                     -------------------------------------------
                                  Name: Igor Suica
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------













                                Signature Page 4

                                  CIBC INC.

                                  By: /s/ Dean J. Decker
                                     -------------------------------------------
                                  Name: Dean J. Decker
                                       -----------------------------------------
                                  Title: Managing Director
                                         CIBC World Markets Corp., as Agent
                                        ----------------------------------------









                                Signature Page 5

                                  NATIONAL CITY BANK OF INDIANA


                                  By: /s/ David G. McNeely
                                     -------------------------------------------
                                  Name: David G. McNeely
                                       -----------------------------------------
                                  Title: Corporate Banking Officer
                                        ----------------------------------------















                                Signature Page 6

                                  THE BANK OF NEW YORK


                                  By: /s/ Maurice A. Campbell
                                     -------------------------------------------
                                  Name: Maurice A. Campbell
                                       -----------------------------------------
                                  Title: Assistant Vice President
                                        ----------------------------------------



















                                Signature Page 7

                                  FLEET NATIONAL BANK


                                  By: /s/ W. Lincoln Schoff, Jr.
                                     -------------------------------------------
                                  Name: W. Lincoln Schoff, Jr.
                                       -----------------------------------------
                                  Title: SVP
                                        ----------------------------------------
















                                Signature Page 8

                                  HARRIS TRUST AND SAVINGS BANK


                                  By: /s/ Kirby M. Law
                                     -------------------------------------------
                                  Name: Kirby M. Law
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------




















                                Signature Page 9

                                  U.S. BANK NATIONAL ASSOCIATION


                                  By: /s/ Daniel R. Kraus
                                     -------------------------------------------
                                  Name: Daniel R. Kraus
                                       -----------------------------------------
                                  Title: Assistant Vice President
                                        ----------------------------------------

















                               Signature Page 10

                                  ALLFIRST BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


















                               Signature Page 11

                                  TRANSAMERICA BUSINESS CAPITAL CORPORATION


                                  By: /s/ Steve Goetschius
                                     -------------------------------------------
                                  Name: Steve Goetschius
                                       -----------------------------------------
                                  Title: Senior Vice President
                                        ----------------------------------------

















                               Signature Page 12

                                  UNION FEDERAL BANK OF INDIANAPOLIS



                                  By: /s/ Julia C. Schneider
                                     -------------------------------------------
                                  Name: Julia C. Schneider
                                       -----------------------------------------
                                  Title: Commercial Loan Officer
                                        ----------------------------------------
























                               Signature Page 13